                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED APRIL 30, 1998


LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[LOGO]
Offering investors the opportunity for a high level of current income and preservation of capital


KEMPER INCOME AND CAPITAL
PRESERVATION FUND


            "... [When the corporate bond market fell in January],
              we decided that rather than decrease our exposure
               to corporate bonds, we would ride out the storm.
                 Within two months we had erased the January
               losses and were back where we wanted to be. ..."



                                                            [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
7
PORTFOLIO STATISTICS
8
SHAREHOLDERS' MEETING
9
PORTFOLIO OF
INVESTMENTS
13
FINANCIAL STATEMENTS
15
NOTES TO
FINANCIAL STATEMENTS

AT A GLANCE
--------------------------------------------------------------------------------
KEMPER INCOME AND CAPITAL
PRESERVATION FUND TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 1998
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                                         3.29%
CLASS B                                                         2.84%
CLASS C                                                         2.84%
LIPPER CORPORATE DEBT A RATED FUNDS CATEGORY AVERAGE*           3.26%
--------------------------------------------------------------------------------

Returns and rankings are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

--------------------------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------------------------
                                     AS OF     AS OF
                                    4/30/98   10/31/97
--------------------------------------------------------------------------------
KEMPER INCOME AND CAPITAL
PRESERVATION FUND CLASS A            $8.54     $8.54
--------------------------------------------------------------------------------
KEMPER INCOME AND CAPITAL
PRESERVATION FUND CLASS B            $8.51     $8.51
--------------------------------------------------------------------------------
KEMPER INCOME AND CAPITAL
PRESERVATION FUND CLASS C            $8.53     $8.53
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 KEMPER INCOME AND CAPITAL
 PRESERVATION FUND RANKINGS
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER CORPORATE DEBT A RATED FUNDS CATEGORY*

                        CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------
1-YEAR                  #80 of     #125 of    #124 of
                       140 funds  140 funds  140 funds
--------------------------------------------------------------------------------
3-YEAR                  #34 of     #93 of     #87 of
                       115 funds  115 funds  115 funds
--------------------------------------------------------------------------------
5-YEAR                  #15 of       N/A        N/A
                       63 funds
--------------------------------------------------------------------------------
10-YEAR                 #17 of       N/A        N/A
                       35 funds
--------------------------------------------------------------------------------
15-YEAR                 #10 of       N/A        N/A
                       25 funds
--------------------------------------------------------------------------------
20-YEAR                 #10 of       N/A        N/A
                       19 funds
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 DIVIDEND AND YIELD REVIEW
--------------------------------------------------------------------------------

 THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF APRIL 30, 1998.

                             CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
SIX-MONTHS INCOME:           $.2780    $.2392    $.2400
--------------------------------------------------------------------------------
APRIL DIVIDEND:              $.0440    $.0374    $.0375
--------------------------------------------------------------------------------
ANNUALIZED
DISTRIBUTION
RATE+:                        6.18%     5.27%     5.28%
--------------------------------------------------------------------------------
SEC YIELD+:                   5.17%     4.51%     4.52%
--------------------------------------------------------------------------------

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 1998. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended April 30, 1998, shown as an annualized percentage of the maximum offering price on that date. The SEC yield is computed in accordance with the standardized method prescribed by the Securities and Exchange Commission.

TERMS TO KNOW

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
 MORNINGSTAR INCOME STYLE BOX
--------------------------------------------------------------------------------

[MATURITY EQUITY DIAGRAM]

Source: Morningstar, Inc., Chicago, IL (312-696-6000). (Morningstar's Style Box is based on a portfolio date as of April 30, 1998.) The Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. Please consult the prospectus for a description of investment policies.


FLIGHT-TO-QUALITY BUYING A term describing investors who increase their allocation to U.S. Treasuries and other high quality securities from riskier securities in times of global economic uncertainty.

YIELD A fund's yield is a measure of the net investment income per share earned over a specific one-month or 30-day period expressed as a percentage of the maximum offering price of the fund's shares at the end of the period.

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period. Total return assumes the reinvestment of all dividends and it represents the aggregate percentage or dollar value change over the period.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS. HE IS ALSO A MEMBER OF THE INVESTMENT POLICY AND STRATEGY COMMITTEE FOR KEMPER FUNDS.

SILVIA HOLDS BACHELOR OF ARTS AND PH.D. DEGREES IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND HAS A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $200 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPLEXES IN THE UNITED STATES.

DEAR SHAREHOLDERS,

Stable economic growth, low interest rates and sustained lower inflation have continued to produce a beneficial market environment for investors in the second quarter of 1998. Despite heightened sensitivity to earnings estimates and announcements, the market continued to support financial assets. We expect this favorable climate to continue -- in spite of the sensitivity -- at least over the shorter term.

     As always, expectations have been at the heart of the actions and reactions that move the markets. Expectations appear to be high, as demonstrated by a record flow of new cash into mutual funds. As of April 30, 1998, a record $5 trillion in mutual fund assets surpassed total assets of the nation's banks, according to the Investment Company Institute, a trade organization that monitors the mutual fund industry, and the Federal Reserve Bank in Washington.

     Unfortunately, high expectations often combine with high anxiety -- today's investors are attuned to even the smallest hint of economic change. The result is volatility. Many who believe that our long-running bull market is too good to be true or that stock prices are too high are wondering when the market will reverse.

     While a reversal may not be on the immediate horizon, investors are wise to watch for several signs that change is underway: rising prices, indicating higher inflation; repercussions of the Asian economic crisis on American business, which could appear in the form of reduced earnings; and a continued widening of our trade deficit, a serious imbalance caused by heightened American demand for foreign goods and services.

     On April 27, expectations were tested by reports that the Federal Reserve Board ("the Fed") was considering a hike in interest rates. The markets reacted immediately to this news, driving stock prices downward. But at its monetary policy meeting on May 19, the Fed chose to leave interest rates alone. In the coming months, the Fed could raise rates if inflation accelerates or if growth appears to be too rapid compared to the Fed's expectations.

     Our positive outlook for the short term is based primarily on the current resiliency of our marketplace. The United States appears to be firmly planted in the middle of an economic cycle, with no evidence of detrimental pressures that might be associated with the market's phenomenal growth. We are not seeing price increases for goods and services or a downturn in the housing market, both of which we might expect late in an economic cycle.

     Equities have continued to reward investors. The U.S. stock market, as measured by the Standard & Poor's 500, gained nearly 14 percent in the first quarter of 1998 and returned more than 13 percent year-to-date through the end of May. Bonds have also rewarded investors in terms of real return, which is total return less the rate of inflation. The high yield and corporate debt fixed-income markets also have performed well.

     U.S. economic growth, as measured by the gross domestic product (GDP) growth rate, was slightly above 4 percent for the first quarter. Our general expectation for the year is that growth in all of 1998 will increase between 2.5 and 3 percent over last year. In other words, the economy will remain strong, but will slow down as the year progresses.

     Consumer spending and corporate fixed investment have fueled the economy's solid growth. Spending on both capital goods and high technology has been strong. Corporate profits have grown between 5 and 10 percent, which appears to be acceptable in an environment of stable interest rates. U.S. employment growth has ranged from 2 to 2.25 percent, continuing to exceed expectations. Consumer confidence has continued to hit near all-time highs. The increase in output prices, an indicator of inflation measured by the Consumer Price Index (CPI), has remained at 1.5 to 2 percent.

     Adding to the good news, all seems to be quiet on the domestic policy front. At the end of February, the U.S. federal budget deficit essentially vanished. Recent efforts to reduce the deficit, combined with higher federal revenues due to the robust economy, have left us with an expected budget surplus of $60 billion to $80 billion for fiscal 1998. To date, our Democratic president and Republican Congress have not agreed on any significant legislation regarding tax credits, spending cuts or health care that could threaten the newfound federal budget surplus.

     Can we expect a little more excitement from overseas? A full-scale global recession from last year's Asian economic crisis seems unlikely at this point. The crisis has yet

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

      The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]

                                    NOW (5/31/98)    6 MONTHS AGO      1 YEAR AGO      2 YEARS AGO
10-YEAR TREASURY RATE(1)                5.65            5.81            6.49            6.91
PRIME RATE(2)                           8.5             8.5             8.5             8.25
INFLATION RATE(3)*                      1.5             1.89            2.23            2.89
THE U.S. DOLLAR(4)                      6.86           10.26            5.52            9.15
CAPITAL GOODS ORDERS(5)*                9.28           10.28            7.16            3.48
INDUSTRIAL PRODUCTION(5)*               3.85            5.76            4.28            3.79
EMPLOYMENT GROWTH(6)                    2.61            2.8             2.5             2.13

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

 *  Data as of April 30, 1998.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


to hurt most U.S. businesses and investors. Quite the contrary. While the mere threat of repercussions from the Asian crisis added to the anxiety mentioned earlier, it has also had the effect of keeping U.S. interest rates and prices in check, making the U.S. economy all the more attractive to investors around the world.

     In the global economy, the U.S. dollar continues to appreciate in value compared to other currencies. In fact, more capital is flowing into U.S. markets as investors generally avoid Asia. Europe also has been benefiting from the crisis. Canada, which is a commodity-producing exporter, has been somewhat negatively affected as commodity prices have fallen. Political unrest in Indonesia, nuclear tests in India and Pakistan and economic turmoil in Russia have been keeping international investors on the edges of their seats.

     Other major developments abroad include the final selection of countries to participate in Europe's single currency next year. Many European countries are adopting more restrictive fiscal policy and reducing inflation in anticipation of the momentous European Economic and Monetary Union (EMU). But after the EMU is established in 1999, tensions may indeed mount as countries work to adapt to the new structure.

     As we approach the turn of the century, one caveat remains: Don't underestimate the potential of the Year 2000 computer code problem. It appears that a significant number of federal government agencies will not meet the criteria necessary to avoid the problem. Many businesses are revealing that billions of dollars are being spent on the situation. Some experts say a global recession is in store. Others adamantly disagree. In any event, we may indeed see a reduction in capital spending toward the end of 1998 and the first half of next year as companies focus on fixing existing computers rather than on purchasing new equipment. We'll keep you posted!

     Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA
June 10, 1998

PERFORMANCE UPDATE

[CESSINE PHOTO]

ROBERT CESSINE JOINED SCUDDER KEMPER INVESTMENTS, INC. IN JANUARY 1993. HE IS A MANAGING DIRECTOR AND LEAD PORTFOLIO MANAGER OF KEMPER INCOME AND CAPITAL PRESERVATION FUND. CESSINE RECEIVED BOTH A B.S. AND AN M.S. DEGREE FROM THE UNIVERSITY OF WISCONSIN, MADISON, AND IS A CHARTERED FINANCIAL ANALYST.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

KEMPER INCOME AND CAPITAL PRESERVATION FUND STRUGGLED WITH THE CORPORATE BOND MARKET IN JANUARY. LEAD PORTFOLIO MANAGER ROBERT CESSINE, HOWEVER, STAYED
TRUE TO THE FUND'S CORPORATE BOND INVESTMENT OBJECTIVE, WEATHERING THE DOWNTURN AND ENABLING THE FUND (CLASS A SHARES, UNADJUSTED FOR ANY SALES CHARGE) TO OUTPERFORM ITS LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDING APRIL 30, 1998.

Q     HOW DID KEMPER INCOME AND CAPITAL PRESERVATION FUND PERFORM DURING THE
LATEST SEMIANNUAL PERIOD, NOVEMBER 1, 1997 THROUGH APRIL 30, 1998?

A     The fund's Class A shares gained 3.29 percent (unadjusted for any sales charge) during the period, outperforming the Lipper Analytical Services Corporate Debt A Rated Funds Category average of 3.26 percent. The fund's Class B and C shares gained 2.84 percent.

Q     WHAT WERE THE MAJOR ECONOMIC AND MARKET EVENTS THAT AFFECTED PERFORMANCE
DURING THE PERIOD?

A     The biggest event was a brief, but major downturn in the corporate market in January. There were two reasons behind this: a continuing lack of investor confidence caused by the ongoing economic turmoil in Southeast Asia, and an enormous supply of corporate bonds in the market without strong demand.

      Since the majority of the fund's holdings are corporate bonds, performance is likely to lag when the corporate bond market has a bad month. In October we had reduced our exposure to our most illiquid and volatile corporate assets as we saw tension in the Asian market. We were therefore confident that what was happening in January was not indicative of the strength of our corporate holdings, and that it was in fact just a short-term market event. We decided that rather than decrease our exposure to corporate bonds, we would ride out the storm. Within two months we had erased the January loss and were back where we wanted to be.

Q     WHAT TYPES OF PORTFOLIO ADJUSTMENTS DID YOU MAKE TO THE FUND?

A     After recovering from the January downturn, we began to reduce our corporate position somewhat in order to take advantage of opportunities in other sectors of the bond market, such as mortgages.

      As of April 30, mortgage investments represented 8 percent of the portfolio. We plan to increase this position as we find mortgages at favorable prices. The mortgages should help enhance the fund's income level. If we add more mortgages, we'd probably reduce our Treasury position, rather than reducing our corporate exposure any further.

      The increase in mortgages has improved the fund's credit quality somewhat. The average quality of the fund at the end of the period was AA-, up from A+ last year.

PERFORMANCE UPDATE

Q     THE FUND'S DIVIDEND WAS REDUCED RECENTLY. WHAT WAS THE REASON?

A     As you may know, the U.S. economy has experienced steady growth with little threat of inflation for the past few years. In this type of environment, interest rates have generally declined. Lower interest rates are positive for bond fund investors because the market value of an existing bond will increase as interest rates decline. However, as the fund purchases newly issued bonds to replace those that have matured or been sold, the income earned by its portfolio is reduced. For this reason, the dividend was reduced. Despite this reduction, the fund's distribution rate remains competitive with other funds that share similar investment objectives. Looking back, in the past seven years, the fund has cut the dividend only three times. Interest rates, however, have declined with regularity during that same period.

Q     ARE THERE ANY INVESTMENT DECISIONS THAT YOU MADE DURING THE PERIOD THAT
YOU NOW REGRET? OR, ON THE FLIP SIDE, ANY THAT REALLY PAID OFF?

A     I don't regret any of the moves we made. There was no way to avoid the particularly tough situation in January, when the market dropped off for nonfundamental reasons. We did the appropriate thing in keeping our corporate portfolio intact and waiting it out until the market recovered -- and it paid off.

      Probably the biggest pay off we enjoyed was in issues we hold in the banking industry. In April the announcement of two separate national banking mergers was announced. We had a fairly substantial bank position that benefited tremendously from the announced mergers and all the ongoing consolidation in the banking industry. Additionally, many other financial services issues that we own are performing quite well on the coattails of what's happening in the banking sector.

Q     WHAT IS YOUR OUTLOOK FOR KEMPER INCOME AND CAPITAL PRESERVATION FUND AND
THE CORPORATE BOND MARKET?

A     As long as the economy continues to grow moderately and there are no signs of a recession, the corporate market will remain resilient, delivering good returns relative to Treasuries. As far as the fund is concerned, I don't plan to do anything fancy, just stay the course, keeping moderate positions in each sector in which the fund may invest -- corporate bonds, mortgages, Treasuries and foreign bonds. As the fund's objective states, the fund seeks as high a level of current income as is consistent with prudent investment management, preservation of capital and ready marketability of its portfolio.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*


--------------------------------------------------------------------------------
                                  ON 4/30/98              ON 10/31/97
--------------------------------------------------------------------------------
TREASURY BONDS AND NOTES              26%                      26%
--------------------------------------------------------------------------------
MORTGAGES                              8                       --
--------------------------------------------------------------------------------
FOREIGN BONDS                          6                        8
--------------------------------------------------------------------------------
CORPORATE BONDS                       58                       61
--------------------------------------------------------------------------------
CASH AND EQUIVALENTS                   2                        5
--------------------------------------------------------------------------------
                                     100%                     100%

                                  [PIE CHART]              [PIE CHART]
                                  ON 4/30/98               ON 10/31/97

YEARS TO MATURITY


--------------------------------------------------------------------------------
                                  ON 4/30/98              ON 10/31/97
--------------------------------------------------------------------------------
CASH EQUIVALENTS                       1%                       5%
--------------------------------------------------------------------------------
1-10 YEARS                            60                       59
--------------------------------------------------------------------------------
11-20 YEARS                           15                       15
--------------------------------------------------------------------------------
21+ YEARS                             24                       21
--------------------------------------------------------------------------------
                                     100%                     100%

                                  [PIE CHART]              [PIE CHART]
                                  ON 4/30/98               ON 10/31/97

AVERAGE MATURITY

--------------------------------------------------------------------------------
                                ON 4/30/98               ON 10/31/97
--------------------------------------------------------------------------------
AVERAGE MATURITY                 9.3 years                8.2 years
--------------------------------------------------------------------------------

*Portfolio composition is subject to change.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 3, 1997, a special shareholders' meeting was held and adjourned as necessary. Kemper Income And Capital Preservation Fund shareholders were asked to vote on five separate issues: election of the nine members to the Board of Trustees, ratification of Ernst & Young LLP as independent auditors, approval of a new investment management agreement with Scudder Kemper Investments, Inc., approval of changes in the fund's fundamental investment policies to permit a master/feeder fund structure and approval of a new rule 12b-1 distribution plan with Zurich Kemper Distributors, Inc. for Class B shares and Class C shares. The following are the results for each issue:

1) Election of Trustees

                            For           Withheld
   David W. Belin           41,649,964    748,181
   Lewis A. Burnham         41,663,962    734,183
   Donald L. Dunaway        41,669,219    728,926
   Robert B. Hoffman        41,671,041    727,104
   Donald R. Jones          41,667,537    730,608
   Shirley D. Peterson      41,636,979    761,166
   Daniel Pierce            41,652,996    745,149
   William P. Sommers       41,671,020    727,124
   Edmond D. Villani        41,628,835    769,310

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the current fiscal year.

   For                  Against                 Abstain
   41,384,094           260,841                 753,210

3) Approval of a new investment management agreement with Scudder Kemper Investments, Inc.

                                                 Broker
   For             Against       Abstain         Non-Votes
   39,019,721      658,734       1,307,908       1,411,783

4) Approval of changes in the fund's fundamental investment policies to permit a master/feeder fund structure.

   For                  Against                 Abstain
   37,849,941           1,651,604               2,260,824

5) To approve a new rule 12b-1 distribution plan with Zurich Kemper Distributors, Inc.

                                                             Broker
               For              Against      Abstain         Non-Votes
   Class B     5,058,624        76,377       139,536          663,984
   Class C       521,277         5,685        28,545              901

PORTFOLIO OF INVESTMENTS

KEMPER INCOME AND CAPITAL PRESERVATION FUND

PORTFOLIO OF INVESTMENTS AT APRIL 30, 1998 (UNAUDITED)
(DOLLARS IN THOUSANDS)


-----------------------------------------------------------------------------------------------------------------------
GOVERNMENT OBLIGATIONS--36.9%                                                         PRINCIPAL AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND                      U.S. Treasury Notes
AGENCY OBLIGATIONS--34.8%
                                            9.25%, 1998                                  $   10,000      $   10,111
                                            7.875%, 2004                                      7,675           8,560
                                            7.25%, 2004                                       1,000           1,078
                                            7.50%, 2005                                      13,625          14,960
                                            5.50%, 2008                                       7,290           7,193
                                         U.S. Treasury Bonds
                                            10.75%, 2003                                     60,000          73,087
                                            6.375%, 2027                                     13,250          13,954
                                            6.125%, 2027                                     39,475          40,412
                                         Federal National Mortgage Association
                                            5.75%, 2008                                       7,750           7,604
                                            6.50%, 2012 and 2027                              7,917           7,877
                                            7.00%, 2012 and 2027                             14,703          14,900
                                            7.50%, 2027                                       8,829           9,061
                                         Government National Mortgage Association
                                            7.00%, 2027                                       4,915           4,974
                                            7.50%, 2027                                       3,829           3,934
                                         Tennessee Valley Authority, 6.25%, 2017              4,900           4,914
                                         ------------------------------------------------------------------------------
                                                                                                            222,619
-----------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT                       Province of Nova Scotia, 8.75%, 2022                 4,000           5,010
OBLIGATIONS--2.1%
                                         Province of Quebec, 8.625%, 2005                     7,500           8,427
(PRINCIPAL AMOUNT IN U.S. DOLLARS)
                                         ------------------------------------------------------------------------------
                                                                                                             13,437
                                         ------------------------------------------------------------------------------
                                         TOTAL GOVERNMENT OBLIGATIONS
                                         (Cost: $237,825)                                                   236,056
                                         ------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS--62.3%
-----------------------------------------------------------------------------------------------------------------------
ASSET BACKED                             Southern California Edison Co.
SECURITIES--.7%                             6.22%, 2004                                         950             956
                                            6.28%, 2005                                         450             453
                                            6.42%, 2008                                       2,900           2,934
                                         ------------------------------------------------------------------------------
                                                                                                              4,343

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------
                                                                                  PRINCIPAL AMOUNT      VALUE
--------------------------------------------------------------------------------------------------------------------
BANKS--15.4%                             Abbey National, PLC, 6.69%, 2005             $    2,000      $    2,035
                                         ABN-AMRO Bank, 8.25%, 2009                        7,000           7,585
                                         BCH Cayman Islands, Ltd.
                                            7.50%, 2005                                    7,500           7,882
                                            7.70%, 2006                                    2,480           2,647
                                         Capital One Bank, 8.125%, 2000                    7,500           7,729
                                         Crestar Financial Corp., 8.75%, 2004              5,000           5,599
                                         Den Danske Bank, 7.40%, 2010                      8,350           8,772
                                         First Fidelity Bancorporation, 9.625%,
                                           1999                                            5,000           5,215
                                         Firstar Bank Milwaukee, 6.25%, 2002               4,700           4,712
                                         Fleet Financial Group, Inc.
                                            8.125%, 2004                                     750             814
                                            8.625%, 2007                                   4,500           5,130
                                         Kansallis Osake Bank, 10.00%, 2002                5,000           5,619
                                         Kansallis Osake Pankki, 8.65%, 2049               5,000           5,141
                                         NationsBank Corp., 9.50%, 2004                    5,000           5,791
                                         Riggs National Corp., 8.50%, 2006                 7,000           7,292
                                         Scotland International, 8.80%, 2004               2,850           3,176
                                         Svenska Handelsbanken, 7.125%, 2049               7,950           8,092
                                         Wells Fargo & Co., 8.75%, 2002                    5,000           5,448
                                         ---------------------------------------------------------------------------
                                                                                                          98,679
--------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS, MEDIA AND                Cable & Wireless Communications, 6.625%,
ELECTRONICS--10.8%                         2005                                            2,400           2,409
                                         Comcast Cablevision, 8.50%, 2027                  2,400           2,796
                                         CSC Holdings, Inc., 7.875%, 2007                  4,800           4,932
                                         GTE North, Inc., 6.90%, 2008                      5,200           5,400
                                         News American Holdings, Inc.
                                            9.25%, 2013                                    4,100           4,930
                                            8.15%, 2036                                    5,700           6,219
                                         Tele-Communications, Inc., 9.80%, 2012           12,500          15,683
                                         Time Warner Entertainment Co., L.P.,
                                            8.375%, 2023                                   4,800           5,509
                                         Time Warner, Inc., 9.125%, 2013                   4,750           5,706
                                         Viacom, Inc., 7.75%, 2005                         6,375           6,728
                                         WorldCom, Inc., 7.75%, 2007 and 2027              8,400           9,181
                                         ---------------------------------------------------------------------------
                                                                                                          69,493
--------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS,                       Dayton Hudson Corp., 7.25%, 2004                  5,000           5,211
SERVICES AND RETAIL--8.8%                Dell Computer Corp., 7.10%, 2028                  1,500           1,499
                                         Dimon, Inc., 8.875%, 2006                         2,275           2,298
                                         Federated Department Stores, 10.00%,
                                           2001                                            7,500           8,224
                                         May Department Stores Co., 6.875%, 2005           4,950           5,082
                                         Phillip Morris Cos., 7.20%, 2007                  7,300           7,481
                                         Nabisco, Inc., 6.375%, 2035                       7,600           7,395
                                         Royal Caribbean Cruises, Ltd., 8.25%,
                                           2005                                            7,480           8,073
                                         Sears Roebuck Acceptance Corp., 7.00%,
                                           2007                                            5,850           6,065
                                         Sony Corp., 6.125%, 2003                          5,100           5,086
                                         ---------------------------------------------------------------------------
                                                                                                          56,414
--------------------------------------------------------------------------------------------------------------------
DRUGS AND HEALTH CARE--1.0%              Tenet Healthcare, 8.625%, 2003                    6,050           6,405
                                         ---------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
ENERGY AND CHEMICALS--.8%                Repsol International Finance, 7.00%,
                                           2005                                            5,000           5,177
                                         ---------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------
                                                                                   PRINCIPAL AMOUNT     VALUE
--------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--8.6%                 AB Spintab, 7.50%, 2049                      $    2,600      $    2,692
                                         Aegon, N.V., 8.00%, 2006                          5,000           5,490
                                         African Development Bank, 9.30%, 2000             4,000           4,263
                                         Associates Corp., N.A., 8.25%, 1999               5,000           5,176
                                         Case Credit Corp., 6.75%, 2007                    5,200           5,291
                                         FINOVA Capital Corp., 9.125%, 2002                5,000           5,468
                                         General Electric Capital Corp.
                                            8.75%, 2007                                    2,100           2,452
                                            8.625%, 2008                                   3,050           3,540
                                         Lehman Brothers Holdings
                                            7.25%, 2003                                    2,650           2,751
                                            7.375%, 2007                                   7,500           7,889
                                         Morgan Stanley, Dean Witter, Discover &
                                            Co., 6.875%, 2007                              4,950           5,089
                                         TriNet Corporate Realty Trust, 7.30%,
                                            2001                                           5,000           5,111
                                         ---------------------------------------------------------------------------
                                                                                                          55,212
--------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--9.6%                     Continental Airlines, Inc.
                                            7.75%, 2014                                    3,891           4,131
                                            6.90%, 2018                                    3,950           3,959
                                         CSX Corp., 7.45%, 2007                            4,850           5,146
                                         Delta Airlines
                                            9.32%, 2009                                    3,949           4,410
                                            9.75%, 2021                                    7,200           9,292
                                         Ford Motor Credit, 7.75%, 2005                    5,000           5,361
                                         General Motors Acceptance Corp., 8.875%,
                                            2010                                           5,000           5,959
                                         Lockheed Martin, 7.25%, 2006                      4,850           5,097
                                         Norfolk Southern, 7.35%, 2007                     6,200           6,603
                                         Penske Truck Leasing, 8.25%, 1999                 5,000           5,170
                                         Raytheon Co., 6.75%, 2007                         6,100           6,226
                                         ---------------------------------------------------------------------------
                                                                                                          61,354
--------------------------------------------------------------------------------------------------------------------
UTILITIES--6.6%                          Centerior Energy, 7.67%, 2004                     5,900           6,169
                                         Chesapeake and Potomac Telephone Company
                                            of Virginia, 8.375%, 2029                      5,000           6,130
                                         Cleveland Electric Illuminating, 7.43%,
                                            2009                                           5,200           5,366
                                         Commonwealth Edison
                                            7.375%, 2004                                   3,225           3,348
                                            7.00%, 2005                                    1,100           1,132
                                         Hyder, PLC, 6.875%, 2007                          5,500           5,602
                                         Northwest Pipeline Corp., 6.625%, 2007            4,900           4,941
                                         U.S. West Capital Funding, Inc.
                                            7.90%, 2027                                    5,000           5,690
                                            7.95%, 2097                                    3,400           3,916
                                         ---------------------------------------------------------------------------
                                                                                                          42,294
                                         ---------------------------------------------------------------------------
                                         TOTAL CORPORATE OBLIGATIONS
                                         (Cost: $391,981)                                                399,371
                                         ---------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------
                                                                                     PRINCIPAL AMOUNT   VALUE
--------------------------------------------------------------------------------------------------------------------
MONEY MARKET                             Yield--5.55% and 5.56%
INSTRUMENTS--1.4%                        Due--May 1998
                                         (Cost: $8,988)                               $    9,000      $    8,988
                                         ---------------------------------------------------------------------------
                                         TOTAL INVESTMENTS--100.6%
                                         (Cost: $638,794)                                                644,415
                                         ---------------------------------------------------------------------------
                                         LIABILITIES, LESS CASH AND OTHER ASSETS--(.6)%                   (3,950)
                                         ---------------------------------------------------------------------------
                                         NET ASSETS--100%                                             $  640,465
                                         ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Based on the cost of investments of $638,794,000 for federal income tax purposes at April 30, 1998, the gross unrealized appreciation was $11,163,000, the gross unrealized depreciation was $5,542,000 and the net unrealized appreciation on investments was $5,621,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 1998 (UNAUDITED)
(IN THOUSANDS)

------------------------------------------------------------------------
 ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $638,794)                                                $644,415
------------------------------------------------------------------------
Cash                                                               1,444
------------------------------------------------------------------------
Receivable for:
  Interest                                                        14,421
------------------------------------------------------------------------
  Fund shares sold                                                 1,011
------------------------------------------------------------------------
    TOTAL ASSETS                                                 661,291
------------------------------------------------------------------------

------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------

Payable for:
  Investments purchased                                           19,932
------------------------------------------------------------------------
  Fund shares redeemed                                               176
------------------------------------------------------------------------
  Management fee                                                     284
------------------------------------------------------------------------
  Administrative services fee                                        115
------------------------------------------------------------------------
  Distribution services fee                                           64
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             200
------------------------------------------------------------------------
  Trustees' fees and other                                            55
------------------------------------------------------------------------
    Total liabilities                                             20,826
------------------------------------------------------------------------
NET ASSETS                                                      $640,465
------------------------------------------------------------------------

------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------

Paid-in capital                                                 $635,018
------------------------------------------------------------------------
Accumulated net realized loss on investments                     (10,733)
------------------------------------------------------------------------
Net unrealized appreciation on investments                         5,621
------------------------------------------------------------------------
Undistributed net investment income                               10,559
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $640,465
------------------------------------------------------------------------

------------------------------------------------------------------------
 THE PRICING OF SHARES
------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($531,492 / 62,228 shares outstanding)                           $8.54
------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 4.71% of
  net asset value or 4.50% of offering price)                      $8.94
------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($90,417 / 10,624 shares outstanding)                            $8.51
------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($12,279 / 1,439 shares outstanding)                             $8.53
------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($6,277 / 735 shares outstanding)                                $8.54
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)
(IN THOUSANDS)

--------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME
--------------------------------------------------------------------------------------------
Interest income                                                                      $22,987
--------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                                       1,682
--------------------------------------------------------------------------------------------
  Administrative services fee                                                            671
--------------------------------------------------------------------------------------------
  Distribution services fee                                                              367
--------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                 739
--------------------------------------------------------------------------------------------
  Reports to shareholders                                                                119
--------------------------------------------------------------------------------------------
  Professional fees                                                                       23
--------------------------------------------------------------------------------------------
  Trustees' fees and other                                                                27
--------------------------------------------------------------------------------------------
    Total expenses                                                                     3,628
--------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                 19,359
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
--------------------------------------------------------------------------------------------

  Net realized gain on sales of investments                                            8,171
--------------------------------------------------------------------------------------------
  Net realized loss from futures transactions                                         (2,752)
--------------------------------------------------------------------------------------------
    Net realized gain                                                                  5,419
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments                                (4,593)
--------------------------------------------------------------------------------------------
Net gain on investments                                                                  826
--------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 $20,185
--------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                SIX MONTHS
                                                                   ENDED
                                                                 APRIL 30,          YEAR ENDED
                                                                   1998             OCTOBER 31,
                                                                (UNAUDITED)            1997
-----------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------------------------------
  Net investment income                                          $ 19,359              39,304
-----------------------------------------------------------------------------------------------
  Net realized gain                                                 5,419               1,934
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                            (4,593)              3,456
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations               20,185              44,694
-----------------------------------------------------------------------------------------------
Net equalization credits                                              262                 371
-----------------------------------------------------------------------------------------------
Distribution from net investment income                           (20,080)            (39,211)
-----------------------------------------------------------------------------------------------
Net increase from capital share transactions                       26,628              34,618
-----------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                       26,995              40,472
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
 NET ASSETS
-----------------------------------------------------------------------------------------------

Beginning of period                                               613,470             572,998
-----------------------------------------------------------------------------------------------
END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
OF $10,559 AND $11,019, RESPECTIVELY)                            $640,465             613,470
-----------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    DESCRIPTION OF THE
     FUND Kemper Income and Capital Preservation Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------
2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities that are traded on a domestic securities exchange are valued at the last sale price on the exchange where primarily traded or, if there is no recent sale, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded.
                             Securities not so traded are valued at the last current bid quotation if market quotations are available. Financial futures and options are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Over-the-counter traded options are valued based upon prices provided by market makers. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

NOTES TO FINANCIAL STATEMENTS

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies for the six months ended April 30, 1998. The accumulated net realized loss on sales of investments for federal income tax purposes at April 30, 1998, amounting to approximately $10,705,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the period 2002 and 2003.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------
3    TRANSACTIONS WITH
     AFFILIATES              INVESTMENT MANAGER COMBINATION. Effective December
                             31, 1997, Zurich Insurance Company, the parent of
                             Zurich Kemper Investments, Inc. (ZKI), acquired a majority interest in Scudder, Stevens & Clark, Inc.
                             (Scudder), another major investment manager. As a result of this transaction, the operations of ZKI were combined with Scudder to form a new global investment organization named Scudder Kemper
                             Investments, Inc. (Scudder Kemper). The transaction resulted in the termination of the Fund's investment management agreement with ZKI, however, a new investment management agreement between the Fund and Scudder Kemper was approved by the Fund's
                             Board of Trustees and by the Fund's shareholders.
                             The new management agreement, which was effective
                             December 31, 1997, is the same in all material respects as the previous management agreement, except that Scudder Kemper is the new investment adviser to the Fund. In addition, the names of the Fund's principal underwriter and shareholder service agent were changed to Kemper Distributors, Inc. (KDI) and Kemper Service Company (KSvC), respectively.

                             MANAGEMENT AGREEMENT. The Fund has a management agreement with Scudder Kemper, and pays a management fee at an annual rate of .55% of the first $250 million of average daily net assets declining to .40% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $1,682,000 for the six months ended April 30, 1998.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with KDI. Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                    COMMISSIONS     COMMISSIONS ALLOWED
                                                                  RETAINED BY KDI     BY KDI TO FIRMS
                                                                  ---------------   -------------------
                             Six months ended April 30, 1998          $40,000             343,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of

NOTES TO FINANCIAL STATEMENTS

                             Class B and Class C shares. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:

                                                                  DISTRIBUTION FEES      COMMISSIONS AND
                                                                      AND CDSC        DISTRIBUTION FEES PAID
                                                                   RECEIVED BY KDI       BY KDI TO FIRMS
                                                                  -----------------   ----------------------
                             Six months ended April 30, 1998          $461,000               486,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                       ASF PAID BY        ASF PAID BY
                                                                     THE FUND TO KDI     KDI TO FIRMS
                                                                     ----------------   ---------------
                             Six months ended April 30, 1998             $671,000           685,000

                             SHAREHOLDER SERVICES AGREEMENTS. Pursuant to a services agreement with the Fund's transfer agent, KSvC is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $503,000 for the six months ended April 30, 1998.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. For the six months ended April 30, 1998, the Fund made no direct payments to its officers and incurred trustees' fees of $14,000 to independent trustees.

--------------------------------------------------------------------------------
4    INVESTMENT
     TRANSACTIONS            For the six months ended April 30, 1998, investment
                             transactions (excluding short term instruments) are as follows (in thousands):

                             Purchases                                  $503,240

                             Proceeds from sales                         454,767

NOTES TO FINANCIAL STATEMENTS

------------------------------------------------------------------------------
5    CAPITAL SHARE
     TRANSACTIONS          The following table summarizes the activity in
                           capital shares of the Fund (in thousands):

                                                                SIX MONTHS ENDED
                                                                    APRIL 30,                 YEAR ENDED OCTOBER 31,
                                                                      1998                             1997
                                                              ---------------------           -----------------------
                                                              SHARES        AMOUNT            SHARES         AMOUNT
                                       ------------------------------------------------------------------------------
                                        SHARES SOLD
                                        Class A                7,875       $ 66,070            22,073       $ 182,796
                                       ------------------------------------------------------------------------------
                                        Class B                2,122         18,225             3,288          27,633
                                       ------------------------------------------------------------------------------
                                        Class C                  470          4,095               655           5,545
                                       ------------------------------------------------------------------------------
                                        Class I                  553          4,796               133           1,118
                                       ------------------------------------------------------------------------------
                                       ------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                1,362         11,408             2,715          20,630
                                       ------------------------------------------------------------------------------
                                        Class B                  225          1,880               420           3,525
                                       ------------------------------------------------------------------------------
                                        Class C                   28            204                41             349
                                       ------------------------------------------------------------------------------
                                        Class I                   25            216                55             465
                                       ------------------------------------------------------------------------------
                                       ------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (7,632)       (63,985)          (22,089)       (180,977)
                                       ------------------------------------------------------------------------------
                                        Class B               (1,160)        (9,939)           (2,604)        (21,912)
                                       ------------------------------------------------------------------------------
                                        Class C                 (124)        (1,067)             (295)         (2,495)
                                       ------------------------------------------------------------------------------
                                        Class I                 (609)        (5,275)             (243)         (2,059)
                                       ------------------------------------------------------------------------------
                                       ------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                  351          3,016               377           3,183
                                       ------------------------------------------------------------------------------
                                        Class B                 (353)        (3,016)             (378)         (3,183)
                                       ------------------------------------------------------------------------------
                                        NET INCREASE FROM
                                        CAPITAL SHARE TRANSACTIONS         $ 26,628                         $  34,618
                                       ------------------------------------------------------------------------------

------------------------------------------------------------------------------
6    FINANCIAL FUTURES
     CONTRACTS             The Fund has entered into exchange traded financial
                           futures contracts in order to help protect itself from anticipated market conditions and, as such, bears the risk that arises from entering into these contracts.

                           At the time the Fund enters into a futures contract, it is required to make a margin deposit with its custodian. Subsequently, gain or loss is recognized and payments are made on a daily basis between the Fund and its broker as the market value of the futures contract fluctuates. At April 30, 1998, the market value of assets pledged by the Fund to cover margin requirements for open futures positions was $2,214,000. The Fund also had liquid securities in its portfolio in excess of the face amount of the following short futures positions open at April 30, 1998 (in thousands):

                                                           FACE        EXPIRATION      GAIN (LOSS) AT
                           TYPE                           AMOUNT         MONTH            4/30/98
                           --------------------------------------------------------------------------

                           U.S. Treasury Bond             $42,003      June '98             $(74)
                           --------------------------------------------------------------------------

                           U.S. Treasury Note              20,234      June '98               18
                           --------------------------------------------------------------------------

                             Total                                                          $(56)
                           --------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

                                           --------------------------------------------
                                                             CLASS A
                                           --------------------------------------------
                                           SIX MONTHS
                                             ENDED
                                           APRIL 30,
                                              1998      1997   1996   1995    1994
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------
Net asset value, beginning of period         $8.54      8.46   8.62    7.91    8.97
---------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        .27       .57    .58     .61     .61
---------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      .01       .08   (.15)    .72   (1.03)
---------------------------------------------------------------------------------------
Total from investment operations               .28       .65    .43    1.33    (.42)
---------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income      .28       .57    .59     .62     .59
---------------------------------------------------------------------------------------
  Distribution from net realized gain           --        --     --      --     .05
---------------------------------------------------------------------------------------
Total dividends                                .28       .57    .59     .62     .64
---------------------------------------------------------------------------------------
Net asset value, end of period               $8.54      8.54   8.46    8.62    7.91
---------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 3.29%     8.00   5.17   17.47   (4.86)
---------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------
Expenses                                       .99%      .97    .96     .90     .94
---------------------------------------------------------------------------------------
Net investment income                         6.27%     6.75   6.90    7.31    7.34
---------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

                                           --------------------------------------------------
                                                                CLASS B
                                           --------------------------------------------------
                                           SIX MONTHS   YEAR ENDED OCTOBER
                                             ENDED              31,            MAY 31 TO
                                           APRIL 30,    -------------------   OCTOBER 31,
                                              1998      1997   1996   1995       1994
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------
Net asset value, beginning of period         $8.51      8.43   8.59    7.90       8.16
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        .23       .49    .50     .51        .23
---------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      .01       .08   (.15)    .72       (.26)
---------------------------------------------------------------------------------------------
Total from investment operations               .24       .57    .35    1.23       (.03)
---------------------------------------------------------------------------------------------
Less distribution from net investment
  income                                       .24       .49    .51     .54        .23
---------------------------------------------------------------------------------------------
Net asset value, end of period               $8.51      8.51   8.43    8.59       7.90
---------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 2.84%     6.99   4.20   16.12       (.45)
---------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------
Expenses                                      1.90%     1.90   1.93    1.81       1.92
---------------------------------------------------------------------------------------------
Net investment income                         5.36%     5.82   5.93    6.40       6.72
---------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

                                                    -----------------------------------------------
                                                                        CLASS C
                                                    -----------------------------------------------
                                                    SIX MONTHS    YEAR ENDED OCTOBER
                                                       ENDED              31,            MAY 31 TO
                                                       APRIL      -------------------   OCTOBER 31,
                                                        30,
                                                       1998       1997   1996   1995       1994
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $8.53     8.45    8.61    7.90      8.16
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  .23      .49     .50     .53       .23
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                .01      .08    (.15)    .72      (.26)
---------------------------------------------------------------------------------------------------
Total from investment operations                         .24      .57     .35    1.25      (.03)
---------------------------------------------------------------------------------------------------
Less distribution from net investment income             .24      .49     .51     .54       .23
---------------------------------------------------------------------------------------------------
Net asset value, end of period                         $8.53     8.53    8.45    8.61      7.90
---------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                           2.84%    7.03    4.23   16.45      (.44)
---------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------------
Expenses                                                1.87%    1.86    1.90    1.78      1.89
---------------------------------------------------------------------------------------------------
Net investment income                                   5.39%    5.86    5.96    6.43      6.75
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

                                                    ----------------------------------------
                                                                    CLASS I
                                                    ----------------------------------------
                                                    SIX MONTHS     YEAR ENDED
                                                      ENDED        OCTOBER 31,     JULY 3 TO
                                                      APRIL       ------------   OCTOBER 31,
                                                        30,
                                                       1998       1997   1996       1995
--------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $8.53     8.45     8.61      8.52
--------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  .29      .59      .60       .19
--------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                .01      .08     (.15)      .12
--------------------------------------------------------------------------------------------
Total from investment operations                         .30      .67      .45       .31
--------------------------------------------------------------------------------------------
Less distribution from net investment income             .29      .59      .61       .22
--------------------------------------------------------------------------------------------
Net asset value, end of period                         $8.54     8.53     8.45      8.61
--------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                           3.57%    8.26     5.45      3.65
--------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------
Expenses                                                 .69%     .70      .72       .62
--------------------------------------------------------------------------------------------
Net investment income                                   6.57%    7.02     7.14      6.87
--------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
-----------------------------------------------------------------------------------------------------------
                                                    SIX MONTHS
                                                       ENDED               YEAR ENDED OCTOBER 31,
                                                     APRIL 30,    -----------------------------------------
                                                       1998        1997      1996      1995      1994
-----------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)           $640,465     613,470   572,998   649,427   510,432
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   144%        164        74       182       163
-----------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Data for the period ended April 30, 1998 is unaudited.

NOTES

TRUSTEES&OFFICERS

TRUSTEES                        OFFICERS

DANIEL PIERCE                   MARK S. CASADY               JOHN R. HEBBLE
Chairman and Trustee            President                    Assistant Treasurer

DAVID W. BELIN                  PHILIP J. COLLORA            MAUREEN E. KANE
Trustee                         Vice President,              Assistant Secretary
                                Secretary and Treasurer
LEWIS A. BURNHAM                                             CAROLINE PEARSON
Trustee                         ROBERT C. CESSINE            Assistant Secretary
                                Vice President
DONALD L. DUNAWAY                                            ELIZABETH C. WERTH
Trustee                         JERALD K. HARTMAN            Assistant Secretary
                                Vice President
ROBERT B. HOFFMAN
Trustee                         THOMAS W. LITTAUER
                                Vice President
DONALD R. JONES
Trustee                         ANN M. MCCREARY
                                Vice President
SHIRLEY D. PETERSON
Trustee                         ROBERT C. PECK, JR.
                                Vice President
WILLIAM P. SOMMERS
Trustee                         KATHRYN L. QUIRK
                                Vice President
EDMOND D. VILLANI
Trustee                         LINDA J. WONDRACK
                                Vice President


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SERVICE AGENT                  P.O. Box 419557
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TRANSFER AGENT                 801 Pennsylvania
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                               www.kemper.com


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